                                                                    EXHIBIT 1(a)


                               SJG CAPITAL TRUST
                           [_] Preferred Securities

                (Liquidation Amount $25 Per Preferred Security)

                                 Guaranteed by

                           SOUTH JERSEY GAS COMPANY

                            UNDERWRITING AGREEMENT
                            ----------------------


                                                                March [_] , 1997

PAINEWEBBER INCORPORATED
  as Representative of the several Underwriters
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019

Ladies and Gentlemen:

          SJG Capital Trust (the "Trust"), a statutory business trust organized under the Delaware Business Trust Act (the "Delaware Act") of
the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C.
(S) 3801 et seq.), and South Jersey Gas Company, a New Jersey corporation proposes, subject to the terms and conditions stated herein, to issue and sell
an aggregate of [      ] shares of its [     %] preferred trust securities (the
"Preferred Securities"). " The Preferred Securities will be sold to you and to the other underwriters named in Schedule I (collectively, the "Underwriters") for whom you are acting as representative (the "Representative"). The Preferred Securities will be guaranteed, to the extent set forth in the Prospectus (as defined in Section 3(a) hereof), by South Jersey Gas Company, a New Jersey corporation (the "Company"). Capitalized terms used but not separately defined herein are defined in the Prospectus and used herein as so defined.

          It is understood that substantially contemporaneously with the offering and sale of the Preferred Securities to the Underwriters contemplated hereby, (i) the Trust, its trustees (the "Trustees") and the Company shall take all necessary action to adopt an Amended and Restated Trust Agreement in substantially the form of the Form of Amended and Restated Trust Agreement filed
as Exhibit [    ] to the Registration Statement (as defined in Section 3(a)
hereof) (as so amended and restated, the "Trust Agreement"), pursuant to which the Trust shall (x) issue and sell the Preferred Securities to the Underwriters
pursuant hereto and (y) issue [    ] shares of its [     %] common trust
securities (the "Common Securities" and, together with the Preferred Securities, the "Trust Securities") to the Company, in each case with such rights and obligations as shall be set forth in the Trust Agreement, (ii) the Company and The Bank of New York, as property trustee (the "Property Trustee") and The Bank of New York (Delaware) ("Trust Delaware"), a Delaware banking corporation, as Delaware trustee ("Delaware Trustee"), shall enter into an Indenture in substantially the form of the Form of the Junior Subordinated Debt Indenture filed as
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                                                                               2



Exhibit [ ] to the Registration Statement (as supplemented by the Supplemental Indenture substantially in the form filed as Exhibit [ ] to the Registration
Statement, the "Indenture") providing for the issuance of up to $[     ] in
aggregate principal amount of the Company's [ %] Junior Subordinated Debentures due [ ] (the "Debentures"), (iii) the Company shall sell such Debentures to the Trust in conjunction with the consummation of the sale of the Preferred Securities to the Underwriters contemplated hereby and (iv) the Company, and The Bank of New York, as Guarantee Trustee (the "Guarantee Trustee"), shall enter into a Guarantee Agreement in substantially the form of the Form of Guarantee Agreement with respect to the Preferred Securities filed as Exhibit [ ] to the Registration Statement (the "Guarantee") for the benefit of holders from time to time of the Preferred Securities. The Preferred Securities together with the Guarantee are collectively hereinafter called the "Offered Securities".

          The Company confirms as follows its agreements with the Representative and the several other Underwriters.

          1.   Agreement to Sell and Purchase.  (a)  On the basis of the
               -------------------------------
representations, warranties and agreements of the Trust and the Company herein contained and subject to all the terms and conditions of this Agreement, the Trust agrees to sell to each Underwriter, severally and not jointly, agrees to purchase from the Trust, at a purchase price of $25.00 per Preferred Security plus accrued and unpaid distributions, if any, on the Preferred Securities as of the Closing Date (as defined below), the number of Preferred Securities set forth opposite the name of such Underwriter in Schedule I, plus such additional number of Preferred Securities which such Underwriter may become obligated to purchase pursuant to Section 8 hereof.

          (b) As compensation to the Underwriters for their commitment hereunder, and in view of the fact that the proceeds of the sale of the Preferred Securities will be used by the Trust to purchase the Debentures of the Company, the Company hereby agrees to pay at the Closing Date, if applicable,
for the account of the several Underwriters, an amount equal to $[    ] per
Preferred Security.

          2.   Delivery and Payment.  Except as set forth in the next paragraph,
               ---------------------
the Preferred Securities to be purchased by each Underwriter hereunder will be represented by one or more definitive global Preferred Securities in book entry form which will be deposited by or on behalf of the Trust with The Depository Trust Company ("DTC") or its designated custodian. The Trust will deliver the Preferred Securities to the Representative , for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by certified or official bank check or checks or fedwire, payable to the order of the Trust in Federal (same day) funds, by causing DTC to credit the Capital Securities to the account of the Representative at DTC. The Trust will cause the certificates representing the Securities to be made available to the Representative for checking at least 24 hours prior to the Closing Date (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be at the offices of Cravath, Swaine & Moore, Worldwide Plaza, 825 Eighth Avenue, New York, New York 10019, at 9:30 a.m., New York time, on March [ ], 1997 or such other time and date as the Representative, the Company and the Trust may agree upon in writing. Such time and date are herein called the "Closing Date".

     Such Preferred Securities, if any, as the Representative may request upon at least 48 hours' prior notice to the Trust (such request to include the authorized denominations
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                                                                               3

and the names in which they are to be registered), shall be delivered in definitive certificated form, by and on behalf of the Trust to the Representative for the account of certain of the Underwriters, against payment by or on behalf of such Underwriter of the purchase price therefor by fedwire, payable to the order of the Trust in Federal (same day) funds. The Trust will cause the certificates representing the Capital Securities to be made available for checking and packaging at least 24 hours prior to the Time of Delivery at
the office of the Trust Company, [      ].

          The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Preferred Securities by the Trust to the respective Underwriters shall be borne by the Trust. The Trust will pay and save each Underwriter and any subsequent holder of the Preferred Securities harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to such Underwriter of the Preferred Securities.

          At the Closing Date the Company will pay, or cause to be paid, the commission payable at such time to the Underwriters under Section l(c) hereof by wire transfer of immediately available funds to a bank account (or bank accounts) designated by the Representative.

          3.   Representations and Warranties of the Trust and the Company.
               ------------------------------------------------------------
Each of the Trust and the Company, jointly and severally, represents and warrants to, and agrees with, the several Underwriters that:

          (a)  The Trust and the Company meet the requirements for use of Form
S-3 and a registration statement (Registration No. [            ]) on Form S-3
relating to the Offered Securities, including a preliminary prospectus relating to the Offered Securities and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company and the Trust under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. Copies of such registration statement and amendments and of each related preliminary prospectus have been delivered to the Representative. The Company will next file with the Commission one of the following: (i) prior to effectiveness of such registration statement, a further amendment to such registration statement, including the form of final prospectus relating to the Offered Securities, (ii) a final prospectus relating to the Offered Securities in accordance with Rule 430A
("Rule 430A") and Rule 424(b)(1) or (4) of the Rules and Regulations, or (iii) a final prospectus relating to the Offered Securities in accordance with Rule 415 ("Rule 415") and Rule 424(b)(2) or (5) of the Rules and Regulations. In the case of clause (ii), the Company has included in such registration statement, as amended at the Effective Date (as defined below), all information required by the Act and the Rules and Regulations to be included in the Prospectus (as defined below) with respect to the Offered Securities and the offering thereof other than the information permitted to be omitted therefrom at the Effective Date by Rule 430A ("Rule 430A Information"). As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Offered Securities and the offering thereof and, except to the extent the Representative shall agree in writing
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                                                                               4

to a modification, shall be in all substantive respects in the form furnished to you prior to the time (the "Execution Time") this Agreement is entered into or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest preliminary prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. If the Registration Statement (as defined below) contains the undertaking specified by Regulation S-K Item 512(a), the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x). The term "preliminary prospectus" as used herein means any preliminary prospectus (including the supplement thereto) relating to the Offered Securities referred to above and any preliminary prospectus (including the supplement thereto) relating to the Offered Securities included in the Registration Statement at the Effective Date that omits Rule 430A Information. The term "Registration Statement" means the registration statement referred to above as amended at the time it became effective (the "Effective Date") and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date shall also mean such registration statement as so amended, including financial statements and all exhibits and any information deemed to be included by Rule 430A of the Rules and Regulations after the Execution Time. The term "Prospectus" means the prospectus (including the supplement thereto) relating to the Offered Securities that is first filed with the Commission pursuant to Rule 424(b) ("Rule 424(b)") of the Rules and Regulations after the Execution Time or, if no such filing is required, the form of final prospectus (including the supplement thereto) relating to the Offered Securities included in the Registration Statement at the Effective Date. Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date or the date of such preliminary prospectus or the Prospectus, as the case may be. Any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date, or the date of any preliminary prospectus or the Prospectus, as the case may be, and deemed to be incorporated therein by reference.

          (b) On the Effective Date, at all times subsequent to and including the Closing Date and when any post-effective amendment to the Registration Statement becomes effective, the Registration Statement (as amended or supplemented if the Company and the Trust shall have filed with the Commission any amendment or supplement thereto), including the financial statements included or incorporated by reference in the Prospectus, did or will comply with the applicable provisions of the Act, the Exchange Act, the rules and regulations thereunder (the "Exchange Act Rules and Regulations"), the Trust Indenture Act of 1939, as amended ("Trust Indenture Act"), the rules and regulations thereunder (the "Trust Indenture Act Rules and Regulations") and the Rules and Regulations and will contain all statements required to be stated therein in accordance with the Act, the Exchange Act, the Exchange Act Rules and Regulations and the Rules and Regulations. On the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Closing Date and when any amendment or supplement to the Prospectus is filed with the Commission, the Prospectus (as amended or supplemented if the Company and the Trust shall have filed with the Commission any amendment or supplement thereto), including the financial statements included or incorporated by reference in the Prospectus, will
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                                                                               5

comply with the applicable provisions of the Act, the Exchange Act, the Trust Indenture Act, the Exchange Act Rules and Regulations, the Trust Indenture Rules and Regulations and the Rules and Regulations and will contain all statements required to be stated therein in accordance with the Act, the Exchange Act, the Exchange Act Rules and Regulations and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. At the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not, and on the date the Prospectus is filed (if required) with the Commission pursuant to Rule 424(b) and on the Closing Date the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 3(b) do not apply to any statements or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representative specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. The Company has not distributed any offering material in connection with the offering or sale of the Offered Securities other than the Registration Statement, the preliminary prospectus, the Prospectus or any), other materials, if any, permitted by the Act. On the Effective Date, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), and at all subsequent times to and including the ("Closing Date the Indenture will comply with all applicable provisions of the Trust Indenture Act and the Trust Indenture Act Rules and Regulations.

          (c) The documents which are incorporated by reference in the preliminary prospectus and the Prospectus or from which information is so incorporated by reference, at the time they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Act and the Exchange Act, as applicable, the Exchange Act Rules and Regulations and the Rules and Regulations and any documents so filed and incorporated by reference subsequent to the Effective Date shall, when they are filed with the Commission, conform in all material respects with the requirements of the Act and the Exchange Act, as applicable, the Exchange Act Rules and Regulations and the Rules and Regulations.

          (d) The Company and each of the Company's "significant subsidiaries" as such term is defined in Rule 1-02 of Regulation S-X under the Act (collectively, the "Subsidiaries") is, and at the Closing Date will be, a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company and each of its Subsidiaries has, and at the Closing Date will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus; except where the failure to have such power and authority would not have a Material Adverse Effect (as defined below). The Company and each of its Subsidiaries is, and at the Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary except for such failures to be licensed or qualified as would not materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operation of the Trust or of the
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                                                                               6

Company and its subsidiaries considered as one enterprise (a "Material Adverse Effect"). All of the outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable and are owned by the Company free and clear of all liens, encumbrances and claims (collectively, "Liens") whatsoever except for such Liens as would not have a Material Adverse Effect. Complete and correct copies of the certificate of incorporation and of the by-laws of the Company and each of its Subsidiaries and all amendments thereto have been delivered to the Representative, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date.

          (e) The descriptions of the Preferred Securities, the Common Securities, the Guarantee and the Debentures in the Registration Statement at the Effective Date are, and the descriptions in the Prospectus at the date it is first filed under Rule 424(b) and in the Registration Statement and Prospectus at the Closing Date will be, complete and accurate in all material respects.
The Indenture conforms to the description thereof contained in the Registration Statement and the Prospectus in all material respects.

          (f) The financial statements and schedules included or incorporated by reference in the Registration Statement or the Prospectus, and any amendment or supplement thereto, present fairly the consolidated financial condition of the Company as of the respective dates thereof and the consolidated results of operations and cash flows of the Company for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. No other financial statements or schedules of the Company are required by the Act, the Exchange Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus. Deloitte & Touche (the "Accountants"), who have reported on such financial statements and schedules, are independent accountants with respect to the Company as required by the Act and the Rules and Regulations. The statements included in the Registration Statement with respect to the Accountants pursuant to Rule 509 of Regulation S-K of the Rules and Regulations are true and correct in all material respects.

          (g) Each of the Trust and the Company maintains a system of internal accounting control sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date, except as set forth in or contemplated by the Registration Statement or the Prospectus, (i) there has not been and will not have been any change in the capitalization of the Trust or material change in the capitalization of the Company, or any material adverse change in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Trust or the Company and its subsidiaries considered as one enterprise, arising for any reason whatsoever, (ii) neither the Trust nor the Company nor any of its Subsidiaries has incurred nor will incur any material liabilities or obligations, direct or
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                                                                               7

contingent, nor have they entered into nor will they enter into any material transactions other than pursuant to this Agreement and the transactions referred to herein or, in the case of the Company and its Subsidiaries, in the ordinary course of business, and (iii) the Trust has not and will not have paid or declared any distributions of any kind on any class of its securities.

          (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act; all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made; under the Delaware Act and the Trust Agreement, the Trust has the business trust power and authority to (x) own property and conduct its business, all as described in the Prospectus, (y) enter into and perform its obligations under this Agreement, and
(z) issue and perform its obligations under the Preferred Securities and the Common Securities and is not required to be authorized to do business in any jurisdiction other than Delaware; the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus; the Trust does not have any consolidated or unconsolidated subsidiaries; and the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

          (j) The Trust Agreement has been duly and validly authorized by the Company and, when executed and delivered by the Company and the Trustees (as defined in the Trust Agreement) at the Closing Date, and assuming due authorization, execution and delivery thereof by the Property Trustee and the Delaware Trustee (as such terms are defined in the Trust Agreement), will be the valid and binding obligation of the Company and the Trustees in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law) and conforms to the description thereof contained in the Prospectus; and, at the Closing Date, the Trust Agreement will have been duly qualified under the Trust Indenture Act.

          (k) The execution and delivery by the Trust and the Company of this Agreement and the performance by the Trust and the Company of their respective obligations hereunder, have been duly authorized by all necessary business trust action on the part of the Trust and corporate action on the part of the Company; and this Agreement has been duly executed and delivered by the Trust and the Company.

          (l) The Common Securities have been duly authorized by the Trust Agreement and, when issued and delivered by the Trust to the Company against payment therefor in accordance with the Trust Agreement, will be validly issued and fully paid and undivided beneficial interests in the assets of the Trust; and under the Delaware Act and the Trust Agreement, the issuance of the Common Securities will not be subject to preemptive or other similar rights.

          (m) The Preferred Securities have been duly authorized by the Trust Agreement and, when issued and delivered by the Trust in accordance with the Trust Agreement to the Underwriters and paid for in accordance with this Agreement, will be validly issued, and fully paid and nonassessable undivided beneficial interests in the
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                                                                               8

assets of the Trust and will be entitled to the benefits of the Trust Agreement; provided, however, the holders of the Preferred Securities may be obligated, pursuant to the Trust Agreement, (i) to provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Preferred Securities and the issuance of replacement Preferred Securities certificates, and (ii) to provide security or indemnity in connection with requests of or directions to the Property Trustee (as defined in the Trust Agreement) to exercise its rights and powers under the Trust Agreement. The holders of the Preferred Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability as that extended to stockholders of private corporations for profit organized under the General Corporation law, of the State of Delaware; under the Delaware Act and the Trust Agreement, the issuance of the Preferred Securities will not be subject to preemptive or other similar rights; and the Preferred Securities will conform to the description thereof in the Prospectus.

          (n) At the Closing Date, all of the issued and outstanding Common Securities of the Trust will be directly or indirectly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity other than any encumbrances created by the terms of such Common
Securities in the Trust Agreement or by Section [      ] of the Supplemental
Indenture relating to the Debentures.

          (o) At the Closing Date, the Property Trustee will be the record holder of the Debentures and no security interest, mortgage, pledge, lien, encumbrance, claim or equity will be noted thereon or on the Debenture register maintained by or on behalf of the Company.

          (p) The Guarantee has been duly and validly authorized by the Company and, when executed and delivered by the Company at the Closing Date, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitations, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law); at the Closing Date, the Guarantee will have been duly qualified under the Trust Indenture Act; and the Guarantee will conform to the description thereof contained in the Prospectus.

          (q) The Indenture has been duly and validly authorized by the Company and, when executed and delivered by the Company at the Closing Date and, assuming due authorization, execution and delivery by the Debt Trustee, at such Closing Date will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law); at the Closing Date, the Indenture will have been duly qualified under the Trust Indenture Act; and the Indenture will conform to the description thereof contained in the Prospectus.

          (r) The Debentures have been duly and validly authorized by the Company and, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Trust in accordance with the Trust

Agreement, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law); and the Debentures will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform to the description thereof contained in the Prospectus.

          (s) Neither the Commission nor the Blue Sky or securities authority of any jurisdiction has issued an order (a "Stop Order") suspending the effectiveness of the Registration Statement, preventing or suspending the use of any preliminary prospectus, the Prospectus, the Registration Statement or any amendment or supplement thereto, refusing to permit the effectiveness of the Registration Statement, suspending the registration or qualification of the Offered Securities, nor have any such authorities instituted or, to the knowledge of the Trust or the Company, threatened to institute any proceedings with respect to a Stop Order in any jurisdiction in which the Offered Securities are to be sold or in which the Offered Securities may be issued, nor, with respect to accuracy on the Closing Date, has there been any Stop Order instituted or, to the knowledge of the Trust or the Company, threatened on or after the effective date of the Registration Statement in any jurisdiction.

          (t) The execution, delivery and performance by the Company of this Agreement, the Indenture, the Debentures, the Trust Agreement and the Guarantee and the execution, delivery and performance by the Trust of this Agreement and the Trust Securities, the performance by the Trust of the Trust Agreement and the consummation of the transactions contemplated hereby and thereby and compliance by the Company and the Trust, as the case may be, with the terms hereof and thereof and the application of the net proceeds from the offering and sale of the Trust Securities to be sold by the Trust and the Debentures to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds" will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Trust (other than the creation of a lien on the Debentures in favor) of the holders of the Trust Securities as provided in the Trust Agreement) or the Company or any of the Subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the Trust Agreement, the certificate of incorporation or by-laws of the Company or any of the Subsidiaries, any contract or other agreement to which the Trust or the Company or any of the Subsidiaries is a party or by which the Trust or the Company or any of the Subsidiaries or any of their respective properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or governmental agency or body applicable to the business or properties of the Trust or the Company or any of the Subsidiaries except for any of the foregoing which would not have a Material Adverse Effect.

          (u) No holder of securities of the Company or the Trust has rights to the registration of any securities of the Company or the Trust because of the filing of the Registration Statement.

          (v) Neither the Trust nor the Company is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

          (w) Except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings pending or threatened against or affecting the Trust or the Company or any of its Subsidiaries or any of their respective officers in their capacity as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would reasonably be expected to have a Material Adverse Effect.

          (x) Each of the Trust and the Company and each of its Subsidiaries has, and at the Closing Date will have, (i) all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as contemplated in the Prospectus, (ii) complied in all respects with all laws, regulations and orders applicable to it or its business and (iii) performed all obligations required to be performed by it, and is not, and at the Closing Date will not be, in default, under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract or other agreement or instrument (collectively, a "contract or other agreement") to which it is a party or by which its property is bound or affected, except in the case of (i), (ii) or (iii) above, for such failures to possess, comply or perform as would not have a Material Adverse Effect. To the best knowledge of each of the Trust and the Company and each of its Subsidiaries, no other party under any contract or other agreement to which it is a party is in material default thereunder. None of the Trust, the Company nor any of its Subsidiaries is, nor at the Closing Date will any of them be, in violation of its respective Trust Agreement, charter or by-laws.

          (y) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Trust Securities by the Trust or the Guarantee and the Debentures by the Company, in connection with the execution, delivery and performance of this Agreement by the Trust and the Company or in connection with the taking by the Trust or the Company of any action contemplated hereby and in the Indenture, the Guarantee, the Preferred Securities and the Common Securities, except such as have been obtained under the Act, the Exchange Act, the Trust Indenture Act and the Exchange Act Rules and Regulations, the Trust Indenture Act Rules and Regulations and the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriters of the Preferred Securities.

          (z) The Company and each of its Subsidiaries has valid, subsisting and enforceable leases for the properties described in the Registration Statement and the Prospectus as leased by it, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Company and such Subsidiaries.

          (aa) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All such contracts to which the Trust or the Company or any Subsidiary is a party have been duly authorized, executed and delivered by the Trust or the Company or such Subsidiary, constitute valid and binding agreements of the Trust or the Company or such Subsidiary and are enforceable against the Trust or the Company or such Subsidiary in accordance with the terms thereof (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law).

          (ab) No statement, representation, warranty or covenant made by the Trust or the Company in this Agreement, the Indenture or the Trust Agreement or made in any certificate or document required by this Agreement to be delivered to the Representative was or will be, when made, inaccurate, untrue or incorrect in any material respect.

          (ac) Neither the Company nor the Trust nor any of their respective directors, officers, trustees or controlling persons has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Preferred Securities.

          (ad) Neither the Trust, the Company nor any of its Subsidiaries is involved in any material labor dispute nor, to the knowledge of the Trust or the Company, is any such dispute threatened.

          (ae) The Company and its Subsidiaries own, or are licensed or otherwise have the full right to use, all material trademarks and trade names which are used in or necessary for the conduct of their respective businesses as described in the Prospectus. No claims have been asserted by any person to the use of any such trademarks or trade names or challenging or questioning the validity or effectiveness of any such trademark or trade name except such claims as would not reasonably be expected to leave a Material Adverse Effect. The use, in connection with the business and operations of the Company and its Subsidiaries of such trademarks and trade names does not, to the Company's knowledge, infringe on the rights of any person except such infringements as would not reasonably be expected to have a Material Adverse Effect.

          (af) Neither the Trust, the Company nor any of its Subsidiaries nor, to the Trust's or the Company's knowledge, any employee or agent of the Trust, the Company or any Subsidiary has made any payment of funds of the Trust, the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus.

          4.   Agreements of the Trust and the Company.  The Trust and the
               ----------------------------------------
Company, jointly and severally, agree with the several Underwriters as follows:

          (a) The Company and the Trust will not, either prior to the Effective Date or thereafter during such period as a prospectus is required by law to be delivered in connection with sales of the Offered Securities by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Representative within a reasonable period of time prior to the filing thereof and the Representative shall not have objected thereto in good faith.

          (b) The Trust and the Company will use their best efforts to cause the Registration Statement to become effective (if not yet effective), and will notify the Representative promptly, and will confirm such advice in writing, (1) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (2) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the Commission of any Stop Order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (4) of the happening of any event during the period mentioned in the second sentence of Section 4(e) that in the judgment of the Trust or the Company makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in the light of the circumstances in which they are made, not misleading, and (5) of receipt by the Trust or the Company or any representative or attorney of the Trust or the Company of any other communication from the Commission relating to the Trust or the Company, the Registration Statement, any preliminary prospectus or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Trust and the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. The Trust and the Company will use their best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 430A, if any, and to notify the Representative promptly of all such filings.

          (c) The Trust or the Company will promptly furnish to the Representative, without charge, two conformed copies of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto (including any document filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus) and will furnish to the Representative, without charge, for transmittal to each of the other Underwriter, a copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules.

          (d) The Trust and the Company will comply with all the provisions of any undertakings contained in the Registration Statement.

          (e) On the Effective Date, and thereafter from time to time, the Company will deliver to each of the Underwriters, without charge, as many copies of the preliminary prospectus and Prospectus and any amendment or supplement thereto, as the Representative may reasonably request. The Company and the Trust consent to the use of the preliminary prospectus or Prospectus and any amendment or supplement thereto, as the case may be, by the several Underwriters and by all dealers to whom the Offered Securities may be sold, both in connection with the offering or sale of the Offered Securities and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which in the judgment of the Company or counsel to the Underwriters should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading in any material respect, or if it is necessary to supplement or amend the Prospectus to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to each of the Underwriters, without charge, such number of copies hereof as the Representative may reasonably request. The Company shall not file any document under the Exchange Act before the termination of the offering of the Offered Securities by the Underwriters if such document would be deemed to be incorporated by reference into the Prospectus which is not approved by the Representative after reasonable notice thereof.

          (f) Prior to any public offering of the Offered Securities by the Underwriters, the Trust and the Company will cooperate with the Representative and counsel to the Underwriters in connection with the registration or qualification of the Offered Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative may request; provided, that in no event shall the Trust or the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

          (g) During the period of five years commencing on the Effective Date, the Company will furnish to the Representative and each other Underwriter who may so request copies of such financial statements and other periodic and special reports as the Company may, from time to time distribute generally to the holders of any class of its capital ,stock, and will furnish to the Representative and each Underwriter who may so request a copy of each annual or other report it shall be required to file with the Commission.

          (h) The Company will make generally available to holders of the Preferred Securities and the Representative as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months ended commencing after the Effective Date, and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

          (i) The Trust will apply the net proceeds from the offering and sale of the Preferred Securities in the manner set forth in the Prospectus under the caption "Use of Proceeds."

          (j) During a period of 30 days from the date hereof, neither the Trust nor the Company will, without the Representative's prior written consent, directly or indirectly, sell, offer to sell, contract to sell, grant any option for the sale of, or otherwise dispose of, any Preferred Securities, any security convertible into or exchangeable into or exercisable for, Preferred Securities or Debentures or any debt securities substantially similar to the Debentures or any equity securities substantially similar to the Preferred Securities, except for the Debentures and Preferred Securities offered hereby. For the avoidance of doubt, it is acknowledged that debt securities substantially similar to the Debentures would be debt securities that have substantially the same rate, maturity and other provisions as the Debentures.

          (k) The Trust and the Company will use every reasonable effort to effect and maintain the listing of the Preferred Securities on the New York Stock Exchange (the "NYSE") and to file with the NYSE all documents and notices required by the NYSE of issuers that have securities quoted on such exchange.

          (1) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid or reimburse if paid by the Representative all costs and expenses incident to the performance of the obligations of the Trust and the Company under this Agreement, including but not limited to costs and expenses of or relating to (1) the preparation, printing and filing of the Registration Statement and exhibits to it, each preliminary prospectus, the Prospectus, any amendment or supplement to the Registration Statement or the Prospectus and the Indenture, (2) the preparation and delivery of certificates representing the Trust Securities, (3) the printing of this Agreement, the Agreement Among Underwriters, any Dealer Agreements and any Underwriters' Questionnaire, (4) furnishing (including cost of shipping, mailing and courier) such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Offered Securities by the Underwriters or by dealers to whom Preferred Securities may be sold, (5) the listing of the Preferred Securities on the NYSE, (6) any filings required to be made by the Underwriters with the NASD, and the fees, disbursements and other charges of counsel for the Underwriters in connection therewith, (7) the registration or qualification of the Offered Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 4(f), including the fees, disbursements and other charges of counsel to the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (8) counsel to the Company and the Trust, (9) the transfer agent and registrar for the Trust Securities, (10) the rating of the Debentures by one or more rating agencies,
(10) the Debt Trustee under the Indenture, the Guarantee Trustee under the Guarantee, the Property Trustee, the Delaware Trustee under the Trust Agreement and any agents of such trustees and the fees, disbursements and other charges of counsel for such trustees in connection with the Indenture, the Guarantee, the Trust Agreement and the Debentures and (12) the Accountants.

          (m) If this Agreement shall be terminated by the Company or the Trust pursuant to any of the provisions hereof (other than pursuant to Section 8) or if for any reason the Company or the Trust shall be unable to perform its obligations hereunder, the Company or the Trust will reimburse the several Underwriters for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) reasonably incurred by them in connection herewith.

          (n) The Company and the Trust will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the Preferred Securities to facilitate the sale or resale of any of the Preferred Securities.

          (o) The Company will not claim the benefit of any usury law against any holders of Debentures or Preferred Securities.

          5.   Conditions of the Underwriters.  The obligations of each
               -------------------------------
Underwriter hereunder are subject to the following conditions:

          (a) Notification that the Registration Statement has become effective shall be or have been received by the Representative not later than 5:00 P.M., New York City time, on the date of this Agreement or at such later date and time as shall be consented to in writing by the Representative and all filings required by Rule 424 of the Rules and Regulations and Rule 430A shall have been made.

          (b) (i) No Stop Order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall be pending or threatened by the Commission; (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Offered Securities under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representative and the Representative did not object thereto in good faith, and the Representative shall have received a certificate dated the Closing Date and signed by the chief executive officer or a vice president and the principal financial or accounting officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i), (ii) and (iii).

          (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus (i) there shall not have been a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, considered as one enterprise, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus, and (ii) neither the Company nor any of its Subsidiaries shall have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Representative any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Offered Securities by the Underwriters in accordance with the terms hereof and thereof.

          (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Trust, the Company or any of its Subsidiaries or any of their respective officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries considered as one enterprise.

          (e) Each of the representations and warranties of the Company and the Trust contained herein shall be true and correct in all material respects on the Closing Date and all covenants and agreements herein contained to be performed on the part of the Trust and the Company and all conditions herein contained to be fulfilled or complied with by the Company or the Trust on or prior to the Closing Date.

          (f) The Representative shall have received an opinion of Dechert, Price & Rhoads, counsel for the Trust and the Company, dated the Closing Date to the effect set forth in Exhibit A hereto, addressed to the Underwriters.

          [(g)  The Representative shall have received an opinion of [
], General Counsel of the Company, dated the Closing Date to the effect set forth in Exhibit B hereto, addressed to the Underwriters.]

          (h) The Representative shall have received an opinion of [Richards, Layton & Finger, special Delaware counsel to the Trust], dated the Closing Date, to the effect set forth in Exhibit C hereto, addressed to the Underwriters.

          (i)  The Representative shall have received an opinion of [
], counsel to The Bank of New York and The Bank of New York (Delaware), dated the Closing Date to the effect set forth in Exhibit D hereto, addressed to the Underwriters.

          (j) On the Closing Date, the Representative shall have received a certificate of the Company, in its capacity as Sponsor of the Trust and on its own behalf, and of the Chief Financial Officer, the Controller or the Treasurer of the Company, dated the Closing Date, to the effect that the conditions set forth in this Section 5 have been satisfied, that as of the date hereof and on the Closing Date, the representations and warranties of the Trust and the Company set forth in Section 3 hereof are true and correct in all material respects, and that on the Closing Date, each of the covenants and obligations of the Trust and the Company to be performed hereunder on or prior to the Closing Date have been duly performed in all material respects. In addition, such certificate shall state that the signer of such certificate has carefully examined the Registration Statement and the Prospectus (including the documents incorporated by reference therein) and (A) as of the date of such certificate, such documents are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading and (B) in the case of the certificate delivered on the Closing Date since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect and there has been no document required to be filed under the Exchange Act and the rules and regulations thereunder that upon such filing would be deemed to be incorporated by reference into the Prospectus that has not been so filed.

          (k) Concurrently with the execution and delivery of this Agreement, the Accountants shall have furnished to the Representative a letter, dated the date of its delivery, addressed to the Representative and in form and substance satisfactory to the Representative, confirming that they are independent accountants with respect to the Trust and the Company as required by the Act and the Rules and Regulations and with respect to the financial and other statistical and numerical information contained in the Registration Statement or incorporated by reference therein. On the Closing Date, the Accountants shall have furnished to the Representative a letter, dated the date of its delivery which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from the Accountants, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than three days prior to the Closing Date, which would require any change in their letter dated the date hereof if it were required to be dated and delivered on the Closing Date.

          (l) The Representative shall have received an opinion, dated the Closing Date from Cravath, Swaine & Moore, counsel to the Underwriters as to such matters as the Underwriters shall reasonably request.

          In rendering such opinion, counsel may state that they are passing only on matters of New York and United States Federal law. In rendering such opinion, counsel may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by them or the Company as to laws of any jurisdiction other than the United States or the State of New York, provided that (A) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Underwriters, and (B) counsel shall state in their opinion that they and the Underwriters are justified in relying thereon. Insofar as such opinions involve factual matters, such counsel may rely, to the extent such counsel deems proper, upon certificates of officers of the Company, its subsidiaries and the Trust and certificates of public officials.

          (m) The Offered Securities shall be qualified for sale in such states as the Representative may reasonably request, each such qualification shall be in effect and not subject to any Stop Order or other proceeding on the Closing Date.

          (n) Prior to the Closing Date, the Preferred Securities shall have been duly authorized for listing by the NYSE upon official notice of issuance.

          (o) The Trust and the Company shall have furnished to the Representative such certificates, in addition to those specifically mentioned herein, as the Representative may have reasonably requested as to the accuracy and completeness on the Closing Date, of any statement in the Registration Statement or the Prospectus or any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, as to the accuracy on the Closing Date of the representations and warranties of the Trust and the Company herein, as to the performance by the Trust and the Company of their respective obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Representative.

          6.   Indemnification.  (a)  The Trust and the Company, jointly and
               ----------------
severally, will indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses any damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), to which any Underwriter, or any such person, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law, or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, provided that neither the Company nor the Trust will be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Offered Securities in the public offering to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company or the Trust by the Representative on behalf of any Underwriter expressly for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus. This indemnity agreement will be in addition to any liability which the Trust and the Company might otherwise have including under this Agreement.

          (b) Each Underwriter will indemnify and hold harmless (i) the Trust, the Trustees, its officers who sign the Registration Statement and any person controlling the Trust within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the Company, its directors, its officers who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, in each case to the same extent as the foregoing indemnity from the Trust and the Company to each Underwriter, but only insofar as losses, liabilities, claims, expenses or damages arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission, made in reliance on and in conformity with written information furnished to the Trust or the Company by the Representative expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus. This indemnity will be in addition to any liability that each Underwriter may otherwise have.

          (c) Any party that proposes to assert the right to be indemnified under this Section 6 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 6, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 6 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless
(1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party), or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld). No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 6 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding.

          (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 6 is applicable in accordance with its terms but for any reason is held to be unavailable from the Trust and the Company or the Underwriters, the Trust, the Company and the Underwriters shall contribute to the aggregate losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Trust or the Company, any contribution received by the Trust or the Company from persons other than the Underwriters, such as persons who control the Trust or the Company within the meaning of the Act and directors and officers of the Company) to which the Trust, the Company and any one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other. The relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses other than underwriting discounts and commissions) received by the Trust and the Company bear to the total underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Trust and the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. The relative fault of the Trust and the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Trust or the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Trust, the Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this
Section 6(d) shall be deemed to include, for purpose of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions received by it, and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 6(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 6(d), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Trust and the Company who signed the Registration Statement will have the same rights to contribution as the Trust and the Company, respectively, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 6(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 6(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

          (e)  The indemnity and contribution agreements contained in this
Section 6 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of
(i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of any of the Offered Securities and payment therefor, or (iii) any termination of this Agreement.

          7.  Termination.  The obligations of the several Underwriters under
              ------------
this Agreement may be terminated at any time on or prior to the Closing Date, by notice to the Trust and the Company from the Representative, without liability on the part of any Underwriter to the Trust or the Company, if, prior to delivery and payment for the Preferred Securities, in the sole judgment of the Representative, (i) trading in any of the equity securities of the Company shall have been suspended by the Commission, by an exchange that lists the Preferred Securities or by the Nasdaq Stock Market, (ii) trading in securities generally on the NYSE shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other governmental authority, (iii) a general banking moratorium shall have been declared by either Federal or New York State authorities, or

(iv) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred, the effect of any of which is such as to make it, in the sole judgment of the Representative, impracticable or inadvisable to market the Offered Securities on the terms and in the manner contemplated by the Prospectus.

          8.  Substitution of Underwriters.  If any one or more of the
              -----------------------------
Underwriters shall fail or refuse to purchase any of the Preferred Securities which it or they have agreed to purchase hereunder, and the aggregate principal amount of Preferred Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Preferred Securities, the other Underwriters shall be obligated, severally, to purchase the Preferred Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase, in the proportions which the principal amount of Preferred Securities which they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate principal amount of Preferred Securities which all such non-defaulting Underwriters have so agreed to purchase, or in such other proportions as the Representative may specify, provided that in no event shall the maximum principal amount of Preferred Securities which any Underwriter has become obligated to purchase pursuant to Section 1 be increased pursuant to this
Section 8 by more than one-ninth of the principal amount of Preferred Securities agreed to be purchased by such Underwriter without the prior written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase any Preferred Securities and the aggregate principal amount of Preferred Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate principal amount of the Preferred Securities and arrangements satisfactory to the Representative and the Trust and the Company for the purchase of such Preferred Securities are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Trust and the Company for the purchase or sale of any Preferred Securities under this Agreement. In any such case either the Representative or the Trust and the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 8 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          9.  Miscellaneous.  Notice given pursuant to any of the provisions of
              --------------
this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Trust, at [_], or (b) if to the Company, at the office of the Company, One South Jersey Plaza, Route 54, Folsom, New Jersey 08037, or (c) if to the Underwriters, to the Representative at the offices of PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019,
Attention: Corporate Finance Department. Any such notice shall be effective only upon receipt. Any notice under Section 7 or 8 may be made by facsimile, telex or telephone, but if so made shall be subsequently confirmed in writing.

          This Agreement has been and is made solely for the benefit of the several Underwriters and the Trust and the Company and of the controlling persons, Trustees, directors and officers referred to in Section 6, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Offered Securities from any of the several Underwriters.

          All representations, warranties and agreements of the Trust and the Company contained herein or in certificates or other instruments delivered pursuant hereto, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any of their controlling persons and shall survive delivery of and payment for the Preferred Securities hereunder.


          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

          This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

          In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          The Trust, the Company and the Underwriters each hereby irrevocably waive any right they may have to trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

          This Agreement may not be amended or otherwise modified or any provision hereof waived except by an instrument in writing signed by the Representative, the Trust and the Company.

          Please confirm that the foregoing correctly sets forth the agreement among the Trust, the Company and the several Underwriters.

                              Very truly yours,

                              SJG CAPITAL TRUST
                               a Delaware business trust



                              By:____________________________
                              Title:


                              SOUTH JERSEY GAS COMPANY


                              By:____________________________
                              Title:

Confirmed as of the date first
above mentioned:

PAINEWEBBER INCORPORATED
Acting on behalf of themselves
and as the Representative of the
other several Underwriters
named in Schedule I hereof.

By: PAINEWEBBER INCORPORATED


By:_____________________________
   Title:

                                                                      SCHEDULE I

                                 Underwriters
                                 ------------

                                                            Number of Firm
                                                            Securities to be
                                                            Purchased
Name of Underwriters                                        ----------------
--------------------
PaineWebber Incorporated..................


     Total

                                                                       EXHIBIT A

          The opinion of Dechert, Price & Rhoads special counsel to South Jersey Gas Company to be delivered pursuant to Section 5(f) of the Underwriting Agreement shall be substantially to the effect that:

          1. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          2. The Trust Agreement has been duly authorized, executed and delivered by the Company, and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, readjustment of debt, moratorium, fraudulent conveyance or similar laws relating to or affecting creditors' rights generally, general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          3. The Guarantee Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, readjustment of debt, moratorium, fraudulent conveyance or similar laws relating to or affecting creditors' rights generally, general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          4. The Indenture has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act, and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, readjustment of debt, moratorium, fraudulent conveyance or similar laws relating to or affecting creditors' rights generally, general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          5. The Debentures have been duly authorized, executed and delivered by the Company and when duly authenticated in accordance with the Indenture and delivered and paid for in accordance with the Underwriting Agreement, will be valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, readjustment of debt, moratorium, fraudulent conveyance or similar laws relating to or affecting creditors' rights generally, general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.


          6. The Trust is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in Investment Company Act of 1940, as amended.

          7. The statements set forth in the Registration Statement under the captions "Description of Capital Securities," "Description of Junior Subordinated Debentures," "Description of Guarantee" and "Relationship Among the Capital

Securities, the Junior Subordinated Debentures and the Guarantee," insofar as they purport to describe the provisions of the laws and documents referred to therein, fairly summarize the matters described therein.

          8. The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion and, to the best of such counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings therefor have been initiated or threatened by the Commission.

          9. The statements of law or legal conclusions and opinions set forth in the Registration Statement under the caption "Certain United States Federal Income Tax Consequences," subject to the assumptions and conditions described therein, constitute our opinion.

          10. The Registration Statement and the Prospectus (other than the financial statements and other financial and statistical information contained therein and other than documents incorporated therein by reference, as to all of which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Trust Indenture Act and the respective rules thereunder.

          11. Neither the Trust nor South Jersey Gas Company is an "investment company" or an entity "controlled" by an "investment company" required to be registered under the Investment Company Act of 1940, as amended;

          12. The statements made in the Prospectus under the caption "United States Taxation", to the extent they constitute matters of law or legal conclusions, have been reviewed by such counsel and are accurate, complete and correct and fairly present the information set forth therein.

                                                                       EXHIBIT B


          The opinion of [_] General Corporate Counsel, of South Jersey Gas Company delivered pursuant to Section 5(g):

          (1) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New Jersey, with due corporate authority to own and operate its properties and conduct its business as described in the Prospectus;

          (2) The Company is a subsidiary of South Jersey Gas Company, which is a public utility holding company exempt from the provisions of the Public Utility Holding Company Act of 1935 (except Section 9(a)(2) thereof);

          (3) The Company's Agreements have each been duly authorized, executed and delivered by the Company and constitute valid instruments or obligations, as the case may be, legally binding upon and enforceable against the Company (except as limited by bankruptcy, insolvency or other laws or equitable principles affecting creditors' rights generally); and the Debentures are entitled to the benefits provided by the Indenture;

          (4) the Trust Agreement, the Indenture and the Guarantee have been duly qualified under the Trust Indenture Act;

          (5) this Agreement has been duly authorized, executed and delivered by each of the Trust and the Company;

          (6) all approvals, consents and orders of the Board of Public Utilities of the State of New Jersey legally required for the issuance by the Company of the Guarantee and the Debentures have been obtained and are in full force and effect; any approval, consent or order of any other
     commission or other governmental      authority legally required for the
     issuance and sale, as the case may be, of the Offered Securities has been
     obtained (except that such      issuance and sale may be subject to the
     provisions of the securities laws of certain states); and such issuance and sale is in accordance with the approvals, consents and orders obtained;

          (7) the issuance and sale of the Preferred Securities and the Common Securities by the Trust, the compliance by the Trust with all of the provisions of this Agreement, the purchase of the Debentures by the Trust from the Company; the distribution of the Debentures upon the liquidation of the Trust in the circumstances contemplated by the Trust Agreement and described in the Prospectus, and the consummation of the transactions contemplated herein and in the Trust Agreement, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument known to such counsel to which the Trust is a party or by which the Trust is bound or to which any of the property or assets of the Trust is subject, nor will such action result in any violation of the provisions of the Trust Agreement or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Trust or any of its properties;

          (8) the issuance and sale of the Preferred Securities and the Common Securities by the Trust, the issuance by the Company of the Guarantee and the Debentures, the compliance by the Company and the Trust with all of the provisions of this Agreement, the execution, delivery and performance by the Company of the Company Agreements, the distribution of the Debentures upon the liquidation of the Trust in the circumstances contemplated by the Trust Agreement and described in the Prospectus and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties;

               (x) the Offered Securities conform as to legal matters to the statements concerning them in the Prospectus; and the summaries of the Company Agreements contained in the Prospectus constitute correct summaries thereof for use therein;

               (xi) the statements set forth in the Prospectus under the captions "Description of the Preferred Securities", "Certain Terms of the Series A Preferred Securities", "Description of the Guarantee", "Description of the Debentures", and "Certain Terms of the Series A Debentures", insofar as they constitute summaries or matters of law or legal conclusions, fairly present the information set forth therein;

          [(9) the statements made in South Jersey Industries, Inc. Form 10-K under "South Jersey Industries, Inc.-Rate Matters" and "--Environmental Controls" in Item 1--Business and under Item 3--Legal Proceedings fairly present the information set forth therein;]

          (10) to such counsel's knowledge, there are no legal or governmental proceedings pending to which the Trust is a party or of which any property of the Trust is the subject; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities;

          (11) the documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Trust or the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and, on the basis of a general review and discussion with certain officers and employees of the Company but without independent check or verification, such counsel has no reason to believe that any of such documents, when such documents were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

          (12) the Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Trust or the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; and on the basis of a general review and discussion with certain officers and employees of the Company but without independent check or verification except as indicated in Subsections (x) and (xi) of this Section 5(g), such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Trust or the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date or as of the Time of Delivery, the Prospectus or any further amendment or supplement thereto made by the Trust or the Company prior to the Time of Delivery (other than the financial statements and related schedules therein and other financial data therein, as to which such counsel need express no opinion) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          Such counsel may rely as to all matters of New York law and legal conclusions based thereon upon the opinion of such counsel referred to in
     Section 5(f) hereof and as to all matters of Delaware law and legal conclusions based thereon upon the opinion of such counsel referred to in
     Section 5(h) hereof.

                                                                       EXHIBIT C


          The Opinion of Richards, Layton & Finger, special Delaware counsel for the Trust and South Jersey Gas Company ("the Company"), to be delivered pursuant to Section 5(h):

          (1) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, 12 Del.
                                                                            ---
     C Section 3801 et seq. (the "Delaware Act") and all filings required under
     -              -- ---
     the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made;

          (2) under the Delaware Act and the Trust Agreement, the Trust has the trust power and authority to own property and conduct its business as described in the Registration Statement;

          (3) under the Delaware Act and the Trust Agreement, the Trust has the trust power and authority (a) to execute and deliver, and to perform its obligations under, this Agreement and (b) to issue and perform its obligations under the Preferred Securities and the Common Securities;

          (4) under the Delaware Act and the Trust Agreement, the execution and delivery by the Trust of this Agreement, and the performance by the Trust of its obligations hereunder, have been duly authorized by all necessary trust action on the part of the Trust;

          (5) the Trust Agreement constitutes a valid and binding obligation of the Company and the Trustees, enforceable against the Company and the Trustees, in accordance with its terms, subject, as to enforcement, to the effect upon the Trust Agreement of (a) bankruptcy, insolvency, moratorium, receivership, liquidation, fraudulent conveyance, reorganization and other similar laws relating to or affecting the remedies and rights of creditors,
     (b) principles of equity (regardless of whether considered or applied in a proceeding in equity or at law) and (c) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

          (6) the Preferred Securities have been duly authorized pursuant to the Trust Agreement and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and nonassessable undivided beneficial interests in the assets of the Trust; the holders of the Preferred Securities, as beneficial owners of the Trust (the "Securityholders"), are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; and provided that such counsel may note that the Securityholders may be obligated, pursuant to the Trust Agreement, to (a) provide indemnity and/or security in connection with and pay a sum sufficient to cover any taxes or governmental charges arising from transfers or exchanges of Preferred Securities certificates and the issuance of replacement Preferred Securities certificates and (b) provide security and/or indemnity in connection with requests of or directions to the Property Trustee (as defined in the Trust Agreement) to exercise its rights and powers under the Trust Agreement; and under the Delaware Business Trust Act and the Trust Agreement, the issuance of the Preferred Securities is not subject to preemptive or other similar rights;

          (7) the Common Securities have been duly authorized pursuant to the Trust Agreement and are duly and validly issued and fully paid undivided beneficial interests in the assets of the Trust; and under the Delaware Business Trust Act and the Trust Agreement, the issuance of the Common Securities is not subject to preemptive or other similar rights;

          (8) the issuance and sale by the Trust of the Preferred Securities and the Common Securities, the execution, delivery and performance by the Trust of this Agreement, the consummation by the Trust of the transactions contemplated herein and the compliance by the Trust with its obligations hereunder do not violate (a) any of the provisions of the Certificate of Trust of the Trust or the Trust Agreement or (b) any applicable Delaware law or Delaware administrative regulation;

          (9) assuming that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Business Trust Act and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely as a result of the issuance and sale of the Preferred Securities, the consummation by the Trust of the transactions contemplated herein or the compliance by the Trust of its obligations hereunder; and

          (10) assuming that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Business Trust Act and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, and assuming that the Trust is treated as a grantor trust for federal income tax purposes, the Securityholders (other than those holders of the Preferred Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware (in rendering the opinion expressed in this paragraph (x), such counsel need express no opinion concerning the securities laws of the State of Delaware).

                                                                       EXHIBIT D


          The opinion of counsel to The Bank of New York and Trust Delaware to be delivered pursuant to Section 5(i) of the Underwriting Agreement shall be substantially to the effect that:

          1. The Bank of New York is duly incorporated and is validly existing in good standing as a banking corporation with trust powers under the laws of the State of New York.

          2. The Delaware Trustee is duly incorporated and is validly existing in good standing as a banking corporation with trust powers under the laws of the State of Delaware.

          3. The Indenture Trustee has the requisite power and authority to execute, deliver and perform its obligations under the Indenture, and has taken all necessary corporate action to authorize the execution, delivery and performance by it of the Indenture.

          4. The Guarantee Trustee has the requisite power and authority to execute, deliver and perform its obligations under the Guarantee Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance by it of the Guarantee Agreement.

          5. The Property Trustee has the requisite power and authority to execute and deliver the Trust Agreement, and has taken all necessary corporate action to authorize the execution and delivery of the Trust Agreement.

          6. The Delaware Trustee has the requisite power and authority to execute and deliver the Trust Agreement, and has taken all necessary corporate action to authorize the execution and delivery of the Trust Agreement.

          7. Each of the Indenture and the Guarantee Agreement has been duly executed and delivered by the Indenture Trustee and the Guarantee Trustee, respectively, and constitutes a legal, valid and binding obligation of the Indenture Trustee and the Guarantee Trustee, respectively, enforceable against the Indenture Trustee and the Guarantee Trustee, respectively in accordance with its respective terms, except that certain payment obligations may be enforceable solely against the assets of the Trust and except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, fraudulent conveyance and transfer or other similar laws applicable to Delaware banking corporations affecting the enforcement of creditors' rights generally, and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          8. The Debentures delivered on the date hereof have been duly authenticated by the Indenture Trustee in accordance with the terms of the Indenture.